UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2012

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04 Mine Safety – Reporting of Shutdowns and Patterns of Violation

On February 23, 2012, Brooks Run Mining Company, LLC (“Brooks Run”), a subsidiary of Alpha Natural Resources, Inc., received an imminent danger order under section 107(a) of the Mine Act alleging that a miner at the Cucumber Mine (the “Mine”), located near War, West Virginia, was observed operating a mechanized scoop by walking along side of it and activating the controls by reaching into the operator’s compartment.  Brooks Run has a safety policy which prohibits the cited behavior.  No injuries occurred, and the order did not require withdrawal of miners from underground.

Brooks Run has retrained all miners working at the Mine regarding its safety policy, and the order has been terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

February 28, 2012	By:	/s/ Richard R. Grinnan
Name: Richard R. Grinnan
Title: Assistant Secretary